NEWS RELEASE

CONTANGO ORE, INC.

Contango Announces Board Changes and Date of Annual Stockholders Meeting

FAIRBANKS, AK -- (April 17, 2025) -- Contango ORE, Inc. (“Contango” or the “Company”) (NYSE American: CTGO) is pleased to announce that it has nominated two new independent directors to its board of directors (the “Board”), and that it will hold its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) virtually on Tuesday, June 10, 2025 at 10:00 am Central Time. The notice of the Annual Meeting and proxy materials will be sent on or shortly after April 29, 2025 to stockholders of record as of the close of business on April 11, 2025.

The Board, based on the recommendation of its Nominating and Corporate Governance Committee, has nominated Messrs. Michael Cinnamond and Clynton Nauman to stand for election to the Board. Messrs. Joe Compofelice and Curtis Freeman are not standing for re-election, and their current terms as directors will end at the Annual Meeting. Mr. Compofelice has been a director of the Company since 2010, while Mr. Freeman has been a director since 2022. Their decision not to stand for re-election is not the result of any disagreement with the Company on any matter relating to its operations, policies or practices. The remaining current directors will stand for re-election at the Annual Meeting.

Brad Juneau, Contango’s Chairman, said “On behalf of all shareholders and Board members, we would like to thank Joe and Curt for their dedication to advancing the Manh Choh project from an early-stage exploration concept to a producing mine. Their guidance and hard work over the years have resulted in building true shareholder value. On behalf of us all – Thank you!”

Rick Van Nieuwenhuyse, the Company’s President and CEO added, “We are very pleased to nominate both Mike and Clynt to the Board. Mike currently serves as Senior Vice President of Finance and Chief Financial Officer of B2Gold Corp., a company with a market capitalization of over $4 billion, bringing a strong finance and capital markets background to the Board, while Clynt brings a wealth of knowledge as a seasoned mining executive with over 45 years of experience building and operating mines internationally, including numerous projects in Alaska and Yukon.”

Pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because the Company did not hold a 2024 Annual Meeting of Stockholders, the Company is hereby providing notice of the deadlines for submission of stockholder proposals and nominations of individuals for election to the Board.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must ensure that proper written notice thereof is delivered to: Corporate Secretary, Contango ORE, Inc., 516, 2nd Avenue, Suite 401, Fairbanks, Alaska 99701, no later than the close of business on April 28, 2025, which the Company has determined to be a reasonable time before it begins to print and send its proxy materials for the Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the Company’s bylaws (as amended, the “Bylaws”) in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

In addition, in accordance with the requirements contained in the Company’s Bylaws, stockholders of the Company who wish to bring business before the Annual Meeting or nominate a person for election as a director, outside of Rule 14a-8 of the Exchange Act, must ensure that proper written notice of such proposal (including all information specified in the Company’s Bylaws) is received by the Company’s Corporate Secretary at the address specified above no later than the close of business on April 28, 2025. Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC and the Company’s Bylaws.

ABOUT CONTANGO

Contango is a NYSE American listed company that engages in exploration for gold and associated minerals in Alaska. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also have (i) a lease on the Johnson Tract project from the underlying owner, CIRI Native Corporation, (ii) a lease on the Lucky Shot project from the underlying owner, Alaska Hardrock Inc., (iii) 100% ownership of approximately 8,600 acres of peripheral State of Alaska mining claims, and (iv) a 100% interest in approximately 145,000 acres of State of Alaska mining claims that give Contango the exclusive right to explore and develop minerals on these lands. Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding Contango that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s exploration program or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

CONTACTS:

Contango ORE, Inc.
Rick Van Nieuwenhuyse

(907) 888-4273

www.contangoore.com